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Scudder Variable Series II



Blue Chip Portfolio

Supplement to the currently effective prospectus



Effective May 16, 2003, the following information replaces the disclosure for Scudder Variable Series II: Blue Chip Portfolio in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the portfolio:

Janet Campagna                                            Robert Wang
Managing Director of Deutsche Asset Management and        Managing Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.                       Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management in 1999 and the        o Joined Deutsche Asset Management in 1995  as
   portfolio in 2003.                                        portfolio manager for asset allocation after 13
 o Head of global and tactical asset allocation.             years of experience of trading fixed income and
 o Investment strategist and manager of the asset            derivative securities at J.P. Morgan.
   allocation strategies group for Barclays Global         o Senior portfolio manager for Multi Asset Class
   Investors from 1994 to 1999.                              Quantitative Strategies:  New York.
 o Over 15 years of investment industry experience.        o Joined the portfolio in 2003.
 o Master's degree in Social Science from California
   Institute of Technology.
 o Ph.D in Political Science from University of
   California at Irvine.

May 12, 2003